Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Codexis, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Alan Shaw, President and Chief Executive Officer of the Company and Robert Lawson, Senior Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 27, 2010

/s/ Alan Shaw
Alan Shaw
President and Chief Executive Officer

/s/ Robert Lawson
Robert Lawson
Senior Vice President and Chief Financial Officer